Exhibit 99.1

EngageSmart Announces Second Quarter 2022 Results

Strong Customer Growth and Adoption Drive Second Quarter Revenue Increase of 43%

Company Raises Revenue Guidance

•
SMB Revenue up 56% fueled by new customer adds and growth from existing customers
•
Enterprise Revenue up 29% driven by strong go-lives and digital adoption

Boston, MA - August 4, 2022 - EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today reported financial results for the second quarter ended June 30, 2022.

"We are excited to report another strong quarter marked by high growth and increased profitability,” said Bob Bennett, EngageSmart CEO. “EngageSmart delivered revenue growth of 43% year over year and Adjusted EBITDA of $12 million, driven by exceptional traction in our vertically tailored SaaS solutions. Our continued success is a result of our solid business model, our market leadership position, and excellent execution by our dedicated team."

“New customer adds and an increase in average revenue per customer fueled strong momentum across the business,” stated Cassandra Hudson, CFO of EngageSmart. “SMB's impressive growth of 56% year over year, combined with Enterprise’s robust growth of 29% year over year, highlight the value of our model as it delivers durability, visibility, growth, and cash flow to fuel our flywheel. Our results are driven by strong demand for our solutions, our compelling market position in what we believe are resilient verticals and our product leadership as measured by adoption and retention. Looking ahead, we are enthusiastic about the significant opportunity before us and continue to invest in our solutions to unlock EngageSmart’s full potential.”

Second Quarter 2022 Financial and Business Performance

•
Total Revenue increased 43% to $73.9 million compared to $51.7 million in the second quarter of 2021.
•
SMB Revenue increased 56% to $40.8 million compared to $26.1 million in the second quarter of 2021.
•
Enterprise Revenue increased 29% to $33.0 million compared to $25.6 million in the second quarter of 2021.
•
Gross Profit was $56.1 million, representing 75.9% gross margin, compared to $38.5 million, or 74.3% gross margin, for the second quarter of 2021. Adjusted Gross Profit was $57.8 million, representing 78.2% Adjusted Gross Profit Margin, compared to $40.1 million, or 77.4% Adjusted Gross Profit Margin, for the second quarter of 2021.1
•
Net Income was $6.9 million, representing 9.3% net income margin, in the second quarter of 2022, compared to net loss of $0.2 million, or 0.4% net loss margin, in the second quarter of 2021.
•
Adjusted EBITDA was $12.0 million, representing 16.2% Adjusted EBITDA Margin, compared to $7.8 million, or 15.0% Adjusted EBITDA Margin, for the second quarter of 2021.1
•
Cash and Cash Equivalents were $274.2 million as of June 30, 2022, compared to $254.3 million as of December 31, 2021.

•
Total Number of Customers increased by 29% to 92.6 thousand as of June 30, 2022, compared to 71.8 thousand as of June 30, 2021.
•
Total Transactions Processed increased 35% to 36.1 million compared to 26.6 million in the second quarter of 2021.

____________________

1Reconciliations of GAAP to non-GAAP financial measures, including Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted EBITDA, and Adjusted EBITDA Margin, as well as definitions for the non-GAAP financial measures included in this press release and the reasons for their use, are presented below.

Financial Outlook

	Q3'22	FY'22
	Guidance	Guidance
Revenue (in millions)	$73.5 - $75.0	$295.0 - $297.5
Adjusted EBITDA (in millions)	$9.7 - $10.2	$42.5 - $43.5

With the information available as of August 4, 2022, we are providing the above guidance for the third quarter and full year of 2022, based on current market conditions and expectations. This guidance is subject to various important cautionary factors referenced in the “Forward-Looking Statements” section below.

A reconciliation of Adjusted EBITDA guidance to net income (loss) on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest (income) expense, net, (benefit from) provision for income taxes, depreciation, amortization of intangible assets, transaction-related expenses, the fair value adjustment of acquired deferred revenue, stock-based compensation, and restructuring charges, all of which are adjustments to Adjusted EBITDA.

Webcast and Conference Call Information

EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, will report second quarter 2022 financial results before the market opens on Thursday, August 4, 2022. Management will host a conference call to discuss the results at 8:30 a.m. ET.

The conference call will be webcast live on EngageSmart’s investor relations website at https://investors.engagesmart.com/events-and-presentations/events/. A replay will be available on the investor relations website following the call.

For investors and analysts wishing to participate in the call, the dial-in numbers are (800) 891-3840 for domestic callers and (785) 424-1675 for international callers. The conference ID is ENGAGESMART, and the program title is EngageSmart Q2 2022 Earnings Call.

About EngageSmart

EngageSmart is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. We offer single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud, HealthPay24 and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. As of June 30, 2022, EngageSmart serves more than 89,000 customers in the SMB Solutions segment and more than 3,200 customers in the Enterprise Solutions segment across several core verticals: Health & Wellness, Government, Utilities, Financial Services, Healthcare and Giving. Our SaaS solutions are purpose-built for each of our verticals, and they simplify and automate mission-critical workflows such as scheduling, client onboarding, client communication, paperless billing, and electronic payment processing. Our solutions transform our customers’ digital engagement and empower them to manage, improve, and grow their businesses. For more information, visit www.engagesmart.com and follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the third quarter, full year 2022 and thereafter, and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; general economic conditions (including inflation and rising interest rates), both domestically and internationally, as well as economic conditions affecting industries in which our customers operate; the war in Ukraine; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Non-GAAP Financial Measures

This press release includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses, as well as key business metrics, including total Number of Customers and total Transactions Processed.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net income (loss), gross profit, and operating expenses or any other performance measure derived in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) excluding interest (income) expense, net; (benefit from) provision for income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, the fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.

We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time.

We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations.

Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income, gross profit, and operating expenses, or other financial statement data presented in accordance with GAAP in our consolidated financial statements.

Disclosure

We disclose other items through a variety of disclosure channels in order to achieve broad, non-exclusionary distribution of information to the public. Some of the information distributed through these disclosure channels may be considered material information. Investors and others are encouraged to review the information we make public in the locations below.* This list may be updated from time to time.

*For information concerning EngageSmart and its products and services, please visit: www.engagesmart.com

*For information provided to the investment community, including news releases, events and presentations, and SEC filings, please visit: investors.engagesmart.com/overview/default.aspx

*For information provided to the media, including news releases, please visit: investors.engagesmart.com/news/default.aspx

*For additional information, please follow EngageSmart’s social media accounts: www.twitter.com/engagesmartinc, www.facebook.com/EngageSmartInc, and www.linkedin.com/company/engagesmart

Investor Relations

Josh Schmidt
EngageSmart, Inc.
IR@engagesmart.com

Press:

Nicole Bestard

Quarter Horse PR
Engagesmart@qh-pr.com

EngageSmart, Inc.

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$73,862	$51,747	$141,224	$99,171
Cost of revenue	17,803	13,278	33,842	25,498
Gross profit	56,059	38,469	107,382	73,673
Operating expenses:
General and administrative	14,997	9,048	28,284	16,703
Selling and marketing	23,692	17,083	46,356	32,128
Research and development	10,993	7,822	21,033	14,815
Contingent consideration expense	—	11	—	213
Restructuring charges	—	89	—	89
Amortization of intangible assets	2,362	2,362	4,724	4,724
Total operating expenses	52,044	36,415	100,397	68,672
Income from operations	4,015	2,054	6,985	5,001
Other income (expense), net:
Interest expense, including related party interest	(121)	(2,295)	(240)	(4,600)
Other income (expense), net	322	(37)	350	(79)
Total other income (expense), net	201	(2,332)	110	(4,679)
Income (loss) before income taxes	4,216	(278)	7,095	322
(Benefit from) provision for income taxes	(2,663)	(67)	(1,843)	48
Net income (loss) and comprehensive income (loss)	$6,879	$(211)	$8,938	$274
Net income (loss) per share:
Basic	$0.04	$(0.00)	$0.05	$0.00
Diluted	$0.04	$(0.00)	$0.05	$0.00
Weighted-average number of common shares outstanding:
Basic	162,991,881	147,857,518	162,569,871	147,778,379
Diluted	168,950,869	147,857,518	168,983,310	150,323,994

EngageSmart, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2022	December 31, 2021
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$274,209	$254,294
Accounts receivable, net of allowance for credit losses of $289 and $203 as of June 30, 2022 and December 31, 2021, respectively	10,797	10,266
Unbilled receivables	4,557	3,441
Prepaid expenses and other current assets	9,209	7,617
Total current assets	298,772	275,618
Operating lease right-of-use assets	29,113	—
Property and equipment, net	12,508	10,968
Goodwill	425,677	425,677
Acquired intangible assets, net	80,119	87,920
Other assets	4,581	3,811
Total assets	$850,770	$803,994
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,070	$2,090
Accrued expenses and other current liabilities	27,006	25,229
Contingent consideration liability	—	2,800
Deferred revenue	7,543	6,792
Operating lease liabilities	4,504	—
Total current liabilities	40,123	36,911
Long-term operating lease liabilities	29,728	—
Deferred income taxes	2,381	4,224
Deferred revenue, net of current portion	213	232
Other long-term liabilities	189	5,528
Total liabilities	72,634	46,895
Stockholders' equity:
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized and no shares issued and outstanding as of June 30, 2022 and December 31, 2021	—	—
Common stock, par value $0.001 per share, 650,000,000 shares authorized and 163,634,818 and 161,860,980 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	164	162
Additional paid-in capital	799,140	787,043
Accumulated stockholders' deficit	(21,168)	(30,106)
Total stockholders’ equity	778,136	757,099
Total liabilities and stockholders’ equity	$850,770	$803,994

EngageSmart, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income	$8,938	$274
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	9,273	8,786
Stock/equity-based compensation expense	6,314	560
Contingent consideration expense	—	213
Non-cash operating lease expense	2,279	—
Deferred income taxes	(1,843)	48
Loss on disposal of property and equipment	—	40
Non-cash interest expense	116	2,066
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(1,592)	(1,499)
Accounts receivable, net	(531)	79
Unbilled receivables	(1,116)	(1,176)
Other assets	(886)	(340)
Accounts payable	(989)	92
Accrued expenses and other current liabilities	589	2,602
Deferred revenue	732	623
Operating lease liabilities	(2,873)	—
Other long-term liabilities	27	(324)
Net cash provided by operating activities	18,438	12,044
Cash flows from investing activities:
Purchases of property and equipment, including costs capitalized for development of internal-use software	(2,933)	(2,189)
Net cash used in investing activities	(2,933)	(2,189)
Cash flows from financing activities:
Payment of debt issuance costs	(23)	—
Payments of related party notes	—	(5,900)
Payments of contingent consideration	(1,066)	(1,868)
Proceeds from exercise of stock/equity-based options	5,588	848
Payments of taxes related to net share settlement of equity awards	(266)	—
Proceeds from issuance of common stock under employee stock purchase plan	463	—
Payment of initial public offering costs	(286)	(524)
Net cash provided by (used in) financing activities	4,410	(7,444)
Net increase in cash, cash equivalents and restricted cash	19,915	2,411
Cash, cash equivalents and restricted cash at beginning of period	254,594	29,650
Cash, cash equivalents and restricted cash at end of period	$274,509	$32,061
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$274,209	$31,761
Restricted cash within other assets	300	300
Total cash, cash equivalents, and restricted cash	$274,509	$32,061

EngageSmart, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(in thousands, except percentages)
Net income (loss)	$6,879	$(211)	$8,938	$274
Net income (loss) margin	9.3%	(0.4)%	6.3%	0.3%
Adjustments:
(Benefit from) provision for income taxes	(2,663)	(67)	(1,843)	48
Interest (income) expense, net	(210)	2,295	(122)	4,600
Amortization of intangible assets	3,899	3,900	7,800	7,800
Depreciation	733	537	1,473	986
Fair value adjustment of acquired deferred revenue	—	35	—	94
Stock/equity-based compensation	3,327	338	6,314	560
Restructuring charges	—	89	—	89
Transaction-related expense	—	848	(38)	1,232
Adjusted EBITDA	$11,965	$7,764	$22,522	$15,683
Adjusted EBITDA Margin	16.2%	15.0%	15.9%	15.8%

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(in thousands, except percentages)
Gross profit	$56,059	$38,469	$107,382	$73,673
Gross margin	75.9%	74.3%	76.0%	74.3%
Adjustments:
Fair value adjustment of acquired deferred revenue	—	35	—	94
Amortization of intangible assets	1,537	1,538	3,076	3,076
Stock/equity-based compensation	155	4	263	8
Transaction-related expense	—	25	—	52
Adjusted Gross Profit	$57,751	$40,071	$110,721	$76,903
Adjusted Gross Margin	78.2%	77.4%	78.4%	77.5%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(in thousands, except percentages)
General and administrative expenses	$14,997	$9,048	$28,284	$16,703
General and administrative as a percentage of revenue	20.3%	17.5%	20.0%	16.8%
Less:
Stock/equity-based compensation	(2,377)	(270)	(4,696)	(454)
Transaction-related expense	—	(805)	38	(951)
Non-GAAP general and administrative expenses	$12,620	$7,973	$23,626	$15,298
Non-GAAP general and administrative as a percentage of revenue	17.1%	15.4%	16.7%	15.4%

Selling and marketing expenses	$23,692	$17,083	$46,356	$32,128
Selling and marketing as a percentage of revenue	32.1%	33.0%	32.8%	32.4%
Less:
Stock/equity-based compensation	(557)	(40)	(960)	(63)
Non-GAAP selling and marketing expenses	$23,135	$17,043	$45,396	$32,065
Non-GAAP selling and marketing as a percentage of revenue	31.3%	32.9%	32.1%	32.3%

Research and development expenses	$10,993	$7,822	$21,033	$14,815
Research and development as a percentage of revenue	14.9%	15.1%	14.9%	14.9%
Less:
Stock/equity-based compensation	(238)	(24)	(395)	(35)
Transaction-related expense	—	(8)	—	(17)
Non-GAAP research and development expenses	$10,755	$7,790	$20,638	$14,763
Non-GAAP research and development as a percentage of revenue	14.6%	15.0%	14.6%	14.9%

Disaggregated Revenue

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(in thousands)
Enterprise Solutions
Transaction and usage-based	$29,989	$22,929	$58,308	$44,540
Subscription	2,156	1,890	4,237	3,717
Other	872	816	1,332	1,457
Total Enterprise Solutions revenue	33,017	25,635	63,877	49,714
SMB Solutions
Transaction and usage-based	11,237	8,164	22,264	15,304
Subscription	29,225	17,646	54,277	33,656
Other	383	302	806	497
Total SMB Solutions revenue	40,845	26,112	77,347	49,457
Total revenue	$73,862	$51,747	$141,224	$99,171